UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2004

UTSTARCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29661	52-1782500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 Harbor Bay Parkway Alameda, California 94502
(Address of principal executive offices) (Zip code)

(510) 864-8800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Item 5.    Other Events and Regulation FD Disclosure

We are filing the UTStarcom, Inc. 2003 Nonstatutory Stock Option Plan and the RollingStreams Systems, Ltd. 2001 Stock Plan which we assumed.

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

The Exhibits listed on the accompanying Index to Exhibits are filed as part hereof, or incorporated by reference into, this Current Report.  (See Exhibit Index below).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: January 7, 2004	By:	/s/ Michael J. Sophie
	Name:	Michael J. Sophie
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

4.1

UTStarcom, Inc. 2003 Nonstatutory Stock Option Plan (incorporated by reference to Exhibit 4.4 of the Registrant’s Registration Statement on Form S-8 (Reg. No. 333-108817), filed with the Commission on September 15, 2003).

4.2

RollingStreams Systems, Ltd. 2001 Stock Plan and ancillary agreements and documentation thereto (incorporated by reference to Exhibit 4.5 of the Registrant’s Registration Statement on Form S-8 (Reg. No. 333-108817), filed with the Commission on September 15, 2003).